Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2452

Global High Dividend Portfolio 2025-4

Supplement to the Prospectus

As a result of a previously announced spinoff, your Portfolio received one share of Magnum Ice Cream Company for every five shares Unilever plc - ADR held as of the close of business on December 5, 2025, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both Unilever plc - ADR and Magnum Ice Cream Company.

Supplement Dated: December 8, 2025